EXHIBIT 10.9

                          KEYBANK NATIONAL ASSOCIATION



                                  CONFIRMATION

Date: December 30, 1997

To:   Vicon Industries, Inc
      John Badke

From: KeyBank National Association


The purpose of this letter agreement is to set forth the terms and conditions of the Swap Transaction entered into between KeyBank National Association ("Key") and Vicon Industries, Inc ("Counterparty") on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Swap Agreement Specified below.

This Confirmation replaces that certain Confirmation with a Notional Amount of $2,512,000 dated December 29, 1997 between Key and Counterparty.

         1.  The  definitions   and  provisions   contained  in  the  1991  ISDA
Definitions (as published by the International Swap Dealers Association, Inc.) (the "Definitions") are incorporated into this Confirmation.

              If you and we are parties to a Master Agreement that sets forth the general terms and conditions applicable to Swap Transactions between us (a "Swap Agreement"), this confirmation supplements, forms a part of, and is subject to , such Swap Agreement. If you and we are not yet parties to a Swap Agreement, this Confirmation will supplement, form a part of, and be subject to, a Swap Agreement upon its execution and delivery by you and us. All provisions contained or incorporated by reference in such Swap Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between this Confirmation and the Definitions or the Swap Agreement, this Confirmation will govern. In addition, if a Swap Agreement has not been executed, this Confirmation will itself evidence a complete binding agreement between you and us as to the terms and conditions of the Swap Transaction to which this Confirmation relates.

              This Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine, provided that this provision will be superseded by any choice of law provision in the Swap Agreement.



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Vicon Industries, Inc
Confirmation - Page 2

         2. This Confirmation constitutes a Rate Swap Transaction under the Swap Agreement and the terms of the Rate Swap Transaction to which this Confirmation relates are as follows:

         Notional Amount:                  $2,512,000 Amortizing per Schedule A

         Trade Date:                       December 30, 1997

         Effective Date:                   February 1, 1998

         Termination Date:                 February 1, 2008


         Fixed Amounts:

                Fixed Rate Payer:          Counterparty

                Fixed Rate Payer
                Payment Dates:             The first day of each
                                           month  commencing with March
                                           1, 1998 through and including  the
                                           Termination Date, subject to
                                           adjustment in accordance with the
                                           Modified  Following Business
                                           Day Convention.

                Fixed Rate:                7.79%

                Fixed Rate Day
                Count Fraction:            Actual/360

         Floating Amounts:

                Floating Rate Payer:        Key

                Floating Rate Payer
                Payment Dates:              The first day of each month
                                            commencing with March 1, 1998
                                            through and including the
                                            Termination Date, subject to
                                            adjustment in accordance with the
                                            Modified  Following Business
                                            Day Convention.


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Vicon Industries, Inc
Confirmation - Page 3


                Floating Rate Option:           Prime-H.15, Weighted Average

                Reset Dates:                    Daily

                Spread:                         minus 1.35%

                Floating Rate Day
                Count Fraction:                 Actual/360

                Calculation Agent:              KeyBank National Association

                Payment Instructions:           NY Acct # 323680013097


Please confirm the foregoing correctly sets forth the terms of our Agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.



                                                  Very truly yours,

                                                  KEYBANK NATIONAL ASSOCIATION

                                                  By: ______________________
                                                       Jodie Howe

Accepted and Confirmed as
of the Trade Date:

VICON INDUSTRIES, INC.


By: _____________________
     Kenneth M. Darby

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Vicon Industries, Inc
Confirmation - Page 4

                               Schedule A
               $2,512,000  Amortizing  principal as follows:

Each Payment Date March 1, 1998 through February 1, 1999      $      7,700

Each Payment Date March 1, 1999 through February 1, 2000      $      8,300

Each Payment Date March 1, 2000 through February 1, 2001      $      9,000

Each Payment Date March 1, 2001 through February 1, 2002      $      9,700

Each Payment Date March 1, 2002 through February 1, 2003      $     10,500

Each Payment Date March 1, 2003 through February 1, 2004      $     11,300

Each Payment Date March 1, 2004 through February 1, 2005      $     12,200

Each Payment Date March 1, 2005 through February 1, 2006      $     13,200

Each Payment Date March 1, 2006 through February 1, 2007      $     14,300

Each Payment Date March 1, 2007 through January 1,  2008      $     15,400

February 1, 2008                                              $  1,188,200